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                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]

                                                                   EXHIBIT 23(b)

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated October 14, 1998, on the consolidated financial statements of Access Health, Inc., included in Access Health, Inc.'s Form 8-K dated October 16, 1998, which is incorporated by reference in this Registration Statement on Form S-4 of HBO & Company and to all references to our Firm in this Registration Statement.

/s/ ARTHUR ANDERSEN LLP

Denver, Colorado,
November 5, 1998